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                                                                    EXHIBIT 23.2
                                                                    ------------

                    Consent of Independent Public Accountants

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated January 22, 1999 included in Focal Communications Corporation Annual Report on Form 10-K for the year ended December 31, 1998 and to all references to our Firm included in this registration statement.


                                          ARTHUR ANDERSEN LLP

Chicago, Illinois
August 2, 1999